

Omnicare

Bank of America Merrill Lynch 2014 Health Care Conference

May 15, 2014

Forward-Looking Statements

Certain of the statements made today and listed within the following presentation slides are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed in this presentation. Such forward-looking statements are based on management's current expectations and involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. The most significant of these risks and uncertainties are described in the Company's Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.

These forward-looking statements speak only as of the date this presentation was originally given. We undertake no obligation to update such forward-looking statements to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally Accepted Accounting Principles (GAAP). A detailed reconciliation of adjusted numbers to the most comparable GAAP numbers is posted under "Supplemental Financial Data" in the Investors section of our website at http://ir.omnicare.com. Additionally, all amounts are presented on a continuing operations basis, unless otherwise stated.

Omnicare's Evolution

Significant Shift in Approach Began in 2010


Acquisition Focus
Redefined Company Culture, Shift in Capital Allocation Strategy
Structural Enhancements to Operations
Leverage Infrastructure for Growth; Efficiency Realization
2009
2010
2011
2012
2013
2014
Design and Implementation of Multi-Phased Operating Plan

By investing in its own underlying operational foundation, the company has purged its dependency on acquisitions while freeing up capital for shareholder return

Omnicare

Omnicare's Primary Businesses

Six Platforms, One Common Value Proposition

	Long-Term Care Group		Specialty Care Group	
Platforms	Skilled Nursing Pharmacy	Assisted Living Pharmacy	Brand Support Services; Patient Support Services	Supply Chain Solutions; Specialty Pharmacy
Customers	Skilled nursing, assisted living, other chronic care settings		Patients, providers, care-givers, nurses, physicians, manufacturers	
Market Position	Industry leader		Varies by operating platform	
Revenues[(1)]	$4.7B		$1.4B	

Leading provider of complicated pharmacy services expanding across patient populations, care settings and pharmaceutical product types

Omnicare

1. *Revenues for the trailing twelve months ended March 31, 2014.*

Multi-Phased Operating Plan - Results


Organic Bed Growth
0
2011
2012
2013
1Q14
Bed Adds
Bed Loses
Net Gain/(Loss)


LTC Prescriptions Dispensed
28.1M
28.0M
27.9M
28.3M
2Q13
3Q13
4Q13
1Q14


LTC Operating Income per Script
$5.90
$5.80
$5.70
$5.60
$5.50
$5.40
$5.30
$5.41
$5.64
$5.73
2012
2013
1Q14


SCG RFP Opportunities and Results
100
75
50
25
0
31
37
32
74
7
2012
2013
1Q14
RFP Wins
Opportunities Pending

1. *Retention rate includes all controllable and uncontrollable bed losses.*

Omnicare

Financial Results(1)

Five Quarter Trend *(in $ millions, except per script data)*



Revenue
Adjusted Operating Profit
$1,100
$1,120
$1,140
$1,160
$1,180
$1,200
$1,220
$155
$157
$159
$161
$163
$165
$167
$1,142
$1,159
$1,158
$1,169
$1,191
$155.2
$160.0
$158.5
$160.4
$162.1
1Q13
2Q13
3Q13
4Q13
1Q14
LTC Revenue
LTC Adj. Operating Profit



Revenue
Adjusted Operating Profit
$280
$300
$320
$340
$360
$380
$400
$24
$27
$30
$33
$36
$39
$42
$317
$343
$357
$367
$380
$28.1
$27.1
$26.8
$31.2
$31.7
1Q13
2Q13
3Q13
4Q13
1Q14
SCG Revenue
SCG Adj. Operating Profit



$0
$50
$100
$150
$200
$161
$126
$169
$161
$172
$189
$172
$24
$178
$172
1Q13
2Q13
3Q13
4Q13
1Q14
Adj. EBITDA
Cash Flow from Continuing Operations (2)



$0
$50
$100
$150
$200
$14
$14
$100
$14
$20
$130
$20
$95
1Q13
2Q13
3Q13
4Q13
1Q14
Share Repurchases
Dividends Paid

Three-year adjusted cash earnings per share CAGR of 10.7% considering the midpoint of FY2014 guidance

1. Each adjusted item excludes special items and discontinued operations. A reconciliation of non-GAAP information to the most comparable GAAP measures is available on our website under 'Supplemental Financial Information' at http://ir.omnicare.com
2. Excludes settlement payments.

Omnicare

Value Creation

Organizational Progress Reflected in Shareholder Returns



June 12, 2012:
$3.5B Market Cap
5) 15 Straight Quarters of Meeting Analyst Expectations
4) $822 Million Returned to Stockholders
3) 40.6% Cumulative EBITDA Growth in SCG
2) Net Bed Growth in LTC
1) Multi-Phased Operating Plan
May 1, 2014:
$6.0B Market Cap
2012
2013
2014
2015

$2.5B in value created for shareholders in less than two years

Omnicare

Accelerating Omnicare's Value Creation

Drivers of Six Growth Platforms

<table>
<tr><th></th><th colspan="6">Six Growth Platforms</th></tr>
<tr><th></th><th>Brand Support Services</th><th>Patient Support Services</th><th>Supply Chain Solutions</th><th>Specialty Pharmacy</th><th>Assisted Living</th><th>Skilled Nursing</th></tr>
<tr><td rowspan="4">Growth Drivers</td><td colspan="3">Drug Development Pipeline Weighted Toward Specialty Products</td><td>Limited Distribution Networks</td><td>Increase Penetration</td><td>Regain Market Share</td></tr>
<tr><td colspan="3">Increasing Competition in Specialty Therapeutic Categories Increases Demand for Services</td><td>Expand Therapeutic Categories</td><td>Gain Market Share</td><td></td></tr>
<tr><td></td><td></td><td></td><td>Grow With Market</td><td>Grow With Market</td><td></td></tr>
<tr><td colspan="6">Enterprise-Wide Synergies:
• Operational
• Scale
• Unique Market Position
• Technology/Automation</td></tr>
</table>

Each platform offers attractive long-term growth opportunities

Omnicare

Value Creation

Four Drivers to Increasing Value

1. Organic growth across our six platforms
2. Efficiency realization across our enterprise
3. Conversion of EBITDA into cash flows
4. Increase returns through capital deployment



Revenue Growth
Cost Efficiencies
Cash Flows
Capital Deployment
Shareholder Value

Future value creation is dependent on consistently delivering in these four areas

Omnicare



Omnicare

Bank of America Merrill Lynch 2014 Health Care Conference

May 15, 2014